UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 24, 2007

Date of Report (Date of earliest event reported)

NATIONAL CITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10074	34-1111088

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1900 East Ninth Street, Cleveland, Ohio	44114-3484

(Address of principal executive offices)	(Zip Code)

(216) 222-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 24, 2007, National City Corporation issued a revised new release announcing its financial results for the three-and nine-months periods ended September 30, 2007. This Form 8-K/A is being filed to disclose the revised news release. The original news release was furnished with the Form 8-K filed earlier today. The Financial Supplement and Supplemental Data for the Earnings Conference Call, furnished in the Form 8-K filed earlier today, are included on National City’s Web site at www.NationalCity.com. The revised news release is attached hereto as Exhibit 99.1, and is being furnished under Item 2.02 of this Form 8-K/A.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Revised news release issued by National City Corporation dated October 24, 2007

99.2 (1)	Financial Supplement of National City Corporation

99.3 (1)	Supplemental Data for Earnings Conference Call

(1)	Incorporated by reference as Exhibits 99.2 and 99.3 to National City’s Current Report on Form 8-K No. 001-10074 filed on October 24, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National City Corporation
(Registrant)
Date: October 24, 2007	By:	/s/ David L. Zoeller
David L. Zoeller
Executive Vice President and General Counsel